Rational Real Strategies Fund

Class A Shares: HRSAX Class C Shares: HRSFX Institutional Shares: HRSTX

SUMMARY PROSPECTUS

April 7, 2017

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com  or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated April 7, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Fund’s investment objective is to seek total return consisting of capital appreciation and income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 53 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” of this prospectus and in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	1.86%	1.86%	1.61%(3)
Acquired Fund Fees and Expenses(4)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	2.65%	2.90%	3.40%(3)
Fee Waivers and/or Expense Reimbursements(5)	(1.61)%	(1.61)%	(1.36)% (3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.04%	1.29%	2.04%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge), a Maximum Deferred Sales Charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Restated to reflect expenses for the current fiscal year.

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(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5) The Fund’s investment adviser, Rational Advisors, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25% and 2.00% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period of three year after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$106	$670	$1,261	$2,864
Class A Shares	$600	$1,185	$1,795	$3,435
Class C Shares – no redemption	$207	$918	$1,653	$3,594
Class C Shares – with redemption	$307	$918	$1,653	$3,594

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 246% of the average value of its portfolio.

Principal Investment Strategy

The Fund normally pursues its objective by making investments that have performed well relative to general U.S. stocks and bonds during periods of increased inflation. The Fund implements its strategy by investing in a combination of the following types of securities:

• Real estate investment trusts (“REITs”) that own commercial or residential properties, timberlands and other real estate or that provide real estate financing;

• Equity securities issued by corporations engaged in real estate-related or commodities-related businesses, index-based securities (such as exchange traded funds (“ETFs”) and exchange traded notes (“ETN”)) and investment companies that invest in such equity securities, and other securities representing interests in cash flows or returns from real estate or commodities;

• Publicly traded partnerships and trusts, including exchange traded commodity funds (“ETCFs”) and master limited partnerships (“MLPs”), that (1) invest in real estate or commodities, or in derivative contracts for real estate, commodities or related indices, or (2) conduct real estate-related or commodities-related businesses; and

• Inflation-Protected Securities (“IPS”) issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations, that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation.

For purposes of this investment strategy, commodities include any physical good used principally in the manufacture or production of products, or the construction of facilities, including without limitation, agricultural products, minerals and

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energy. The Fund will treat a good as a commodity after it has been harvested or extracted, and after it has been processed or manufactured into another form.

In addition, an issuer is “real estate-related” if it engages primarily in the business of (1) acquiring, developing, managing or financing real estate or (2) providing goods, equipment or services to companies engaged in such businesses. An issuer is “commodities-related” if it engages primarily in the business of (1) growing, harvesting, transporting, processing or selling crops (including timber) or livestock, (2) finding, extracting, transporting, refining, manufacturing or selling minerals, (3) generating, transporting or selling electricity, or (4) providing goods, equipment or services to companies engaged in any of the foregoing businesses.

The Advisor bases the Fund’s investment strategy on its evaluation of the current and expected market conditions for real estate and commodities, and its outlook for inflation in the United States.

Under ordinary market conditions, the Fund will hold IPS to the extent that the Advisor cannot find more favorable real estate-related and commodities-related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

Consistent with its objective, the Fund may invest in options, futures and other derivative contracts  To lower volatility, the Fund may write call options and put options on individual stocks. An option grants to a holder the right, but not the obligation, to buy or sell an asset, including securities, at a specified price on or before a specified date. Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

The Fund is not limited as to the minimum or maximum amount of its assets it may invest in real estate-related, commodities-related or inflation-protected investments, or in any combination thereof. In addition, the Fund’s investment strategy may result in investment of more than 25% of its portfolio in certain business sectors (such as energy or mining) or in certain geographic regions or countries.

The Fund may invest in securities issued by U.S. and foreign governments and companies, and in securities denominated in foreign currencies. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Agriculture Risk. Investments in agriculture-related companies are subject to the same risks as investments in agricultural commodities, such as adverse weather conditions, embargoes, tariffs, and adverse international economic, political and regulatory developments.

Class/Sector/ Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, it is subject to increased risk. Performance will generally depend on the performance of the class, or sector, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

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Commodities Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodities-Related Investment Risk. Neither the Advisor nor the Fund anticipate being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Fund’s commodities-related investments. However, should the Advisor or the Fund be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Derivative Contracts Risk. A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts may also involve other risks described in the prospectus or SAI, such as market, interest rate, credit, currency, liquidity and leverage risks. There is a credit risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments. Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.

Energy Risk. Investments in energy-related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds, ETFs and ETNs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

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Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Hedging Risk. When a derivative contract is used as a hedge against an opposite position that the Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Inflation-Protected Securities (“IPS”) Risk. While IPS adjust positively in response to inflation, their value may under certain circumstances decline or underperform relative to other fixed-income securities. In addition, the tax and other characteristics of IPS held by the Fund could require the Fund to liquidate other portfolio securities at disadvantageous times in order to pay taxes, and could cause fluctuations in the Fund’s income distributions.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio manager’s judgement about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgement will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Portfolio Turnover Risk. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

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Real Estate/REIT Risk. The Fund’s investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: Bar Chart for Institutional Shares and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.

The annual returns in the Risk/Return Bar Chart which follows are for the Institutional Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower. Class A and Class C Shares would have substantially similar annual returns to Institutional Shares because the shares are invested in the same portfolio and returns would differ only to the extent that expenses of the classes are different.

Performance for Class C Shares will be included in the Average Overall Total Returns Table after the share class has been in operations for one complete calendar year. Updated performance information will be available at www.rationalmf.com, or by calling 800-253-0412.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 19.04% (quarter ended September 30, 2010), and the lowest return for a quarter was (35.61)% (quarter ended December 31, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2017 was (11.00)%.

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Average Annual Total Returns

(for the periods ended, December 31, 2016)

Institutional Shares	1 Year	5 Year	Since inception (May 2, 2007)
Return Before Taxes	7.82%	(2.51)%	(4.04)%
Return After Taxes on Distributions(1)	1.91%	(4.18)%	(5.11)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.39%	(2.55)%	(3.30)%
Class A
(with 4.75% sales charge) Return Before Taxes	7.48%	(2.66)%	(4.24)%
Standard & Poor’s Goldman Sachs Commodity Index® (S&P GSCI) (reflects no deduction for fees, expenses or taxes)(2)	11.37%	(13.13)%	(8.75)%
(1)	After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are only shown for Institutional shares. After-tax returns for Class A shares will vary.

 (2)  The S&P Goldman Sachs Commodity Index® (“S&P GSCI”) measures general price movements and inflation in the world economy. The S&P GSCI is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index. For additional disclosure relating to the S&P GSCI, please see “Additional Disclaimers” in this Prospectus.

Investment Advisor and Portfolio Managers

The Advisor is Rational Advisors, Inc. Members of the Advisor’s portfolio management team manage the Fund. David Miller, a Senior Portfolio Manager of the Advisor, and Michael Schoonover, a Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller and Mr. Schoonover have each served as Portfolio Manager of the Fund since 2016.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at 800-253-0412; by check payable to the Rational Real Strategies Fund and applicable Share class (for example, Rational Real Strategies Fund Class A Shares) (Mail to: The Rational Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130); or by Federal funds wire (please call the Trust at 800-253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at 800-253-0412, or by calling your Investment Professional; or by mail to the Rational Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (“IRA”).

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.